1 Amedisys Third Quarter 2022 Earnings Call Supplemental Slides October 27th, 2022 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. Forward-looking statements

Our Key Areas of Focus

Strategic areas of focus and progress made during Q3'22

1 Organic Growth

- **Home Health***: Total same store admissions +5%
- **Hospice**: Total same store admissions -3%, ADC +1%; +0.5% sequentially
- **Personal Care**: PC Network drove ~$449K in revenue to Home Health and Hospice via care coordination
- **High Acuity Care**: Admissions +17% over prior year

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Q3'22 Voluntary Turnover 23.7%

3 Clinical Initiatives

- Quality: Amedisys Jul'22 release STARS score of 4.46
- 99% of care centers at 4+ Stars based on Jan'23 preview
- 49 Amedisys care centers rated at 5 Stars in the Jan'23 preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.5% (vs. 47.9% in 3Q'21)
  - Current PTA Ratio: 53.7% (vs. 53.3% in 3Q'21)

5 M&A

- Acquired Evolution Health on 4/1/22 expanding our footprint in TX, OK and OH (15 care centers)
- Acquired 2 care centers from Assisted Care Home Health in North Carolina on 4/1/22
- Entered into 3 new High Acuity Care joint venture partnerships during 2022

6 Regulatory

2022 Reimbursement

- Final Home Health industry rule net +3.2% increase
- Final Hospice industry rule net +2.0% increase (effective 10/1/21)

2023 Reimbursement

- Final Hospice industry rule net +3.8% increase (effective 10/1/22)
- Proposed Home Health industry rule net -4.2% decrease (effective 1/1/23)
- The Preserving Access to Home Health Act of 2022 introduced to protect Home Health providers and patients from the extreme cuts outlined in the proposed rule

**Note: Home Health same store volume is defined as admissions plus recertifications*

3

Highlights and Summary Financial Results (Adjusted): 3Q 2022[1]

Home Health total same store admissions +5%; Hospice same store admissions -3%; EBITDA margin decline driven by the addition of Contessa (closed 8/1/2021; additional $5M in losses over Q3'21), the return of sequestration (Q3'21 benefitted by $9M), the shift in Home Health volumes from episodic to per visit payors and labor costs amedisys

Amedisys Consolidated

- Revenue Growth: +1%
- EBITDA: $62M
- EBITDA Margin: 11.0% (ex. Contessa: 12.5%)
- EPS: $1.15 (ex. Contessa: $1.33)

Adjusted Financial Results

$ in Millions, except EPS		3Q21		3Q22
Home Health	$	338.6	$	338.1
Hospice		197.5		198.7
Personal Care		15.9		16.6
High Acuity Care		1.5		5.5
Total Revenue	**$**	**553.5**	**$**	**558.9**
Gross Margin %		*44.6%*		*43.3%*
Adjusted EBITDA	**$**	**72.4**	**$**	**61.5**
		13.1%		*11.0%*
Adjusted EPS	**$**	**1.53**	**$**	**1.15**
Free cash flow [4]	**$**	**59.1**	**$**	**(18.3)**

Balance Sheet & Cash Flow

- Net debt: $428.3M
- Net Leverage ratio: 1.6x
- Revolver availability: $503.7M
- CFFO: $(13.6)M
- Free cash flow [4]: $(18.3)M
- DSO: 47.3 (vs. Q4'21 of 43.2 and up 0.5 days since Q2)

Home Health

Same Store [2][3]:
- Total Admissions: +5%
- Total Volume: +1%

Other Statistics:
- Revenue per Episode[5]: $2,989 (+0.7%)
- Visiting Clinician Cost per Visit: $99.43 (+6.9%)
- Medicare VPE decreased 1.1 (-8.0%)

Hospice

Same Store Volume [3]:
- Admissions: -3%
- ADC: 1%

Other Statistics:
- Revenue per Day: $162.24 (+0.3%)
- Cost per day: $87.72 (+0.7%)

Personal Care

Growth Metrics:
- Billable hours/quarter: -15%
- Clients served: -11%

Other Statistics:
- Revenue per hour: +23%
- Cost per hour: +23%

High Acuity Care

Growth Metrics:
- Total Admissions: 430
- Number of admitting JV's: 8

Other Statistics:
- Patient Satisfaction: 87%

1. *The financial results for the three-month periods ended September 30, 2021 and September 30, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Medicare sequestration suspended May 1, 2020; reinstated at 2% effective July 1, 2022.*

4

Our Revenue Sources: 3Q'22

Amedisys Consolidated Revenue



3.0%
1.0%
35.5%
60.5%
Home Health
Personal Care
Hospice
High Acuity Care

Home Health Revenue



0.3%
21.6%
12.1%
66.0%
Medicare FFS
Private Episodic
Per Visit
Case Rate

Hospice Revenue



5.5%
94.5%
Medicare FFS
Private

- **Home Health**: 353 care centers; 34 states & D.C.
- **Hospice**: 172 care centers; 32 states
- **Personal Care**: 14 care centers; 3 states
- **High Acuity Care:** 8 admitting joint ventures; 7 states; 31 referring hospitals
- **Total AMED: 547 care centers; 36 states and D.C.**

- **Medicare FFS**: Reimbursed for a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us for a 30-day period of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors who reimburse us per visit performed
- **Case Rate:** Private payors who reimburse us for the full length of stay of an admission

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled ~**97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

Home Health and Hospice Segment (Adjusted) – 3Q 2022[1]

HOME HEALTH

$ in Millions	3Q21	3Q22
Medicare	$ 228.2	$ 223.3
Non-Medicare	110.4	114.8
Home Health Revenue	**$338.6**	**$338.1**
Gross Margin %	*44.5%*	*43.2%*
Pre-Corporate EBITDA [2]	**$68.8**	**$59.2**
	20.3%	*17.5%*

Operating Statistics		
Same Store Growth (3)(4)		
Total admissions	1%	5%
Total volume	1%	1%
Medicare revenue per episode (5)	$2,969	$2,989
Medicare recert rate	35.5%	33.9%
Total cost per visit	$102.83	$110.76

HOSPICE

$ in Millions	3Q21	3Q22
Medicare	$ 187.8	$ 187.8
Non-Medicare	9.7	10.9
Hospice Revenue	**$197.5**	**$198.7**
Gross Margin %	*46.2%*	*45.9%*
Pre-Corporate EBITDA [2]	**$42.2**	**$43.2**
	21.4%	*21.7%*

Operating Statistics		
Admit growth - same store (3)(4)	1%	-3%
ADC growth - same store (3)(4)	-5%	1%
ADC	13,272	13,314
Avg. discharge length of stay	94	92
Revenue per day (net)	$161.74	$162.24
Cost per day	$87.10	$87.72

Home Health Highlights

- Revenue per Episode up 0.7% (primarily due to +3.2% rate increase partially offset by the reinstatement of sequestration at 2%)
- Y/Y Total CPV up $7.93 (+7.7%, primarily due to planned wage increases, wage inflation, an increase in salaried employees and lower visit volumes)
- Visits per episode decreased 1.1 (Medicare)
- Cost per episode down 1.9% (Medicare)

Hospice Highlights

- Net revenue per day +0.3% (primarily due to +2.0% Hospice rate update effective 10/1/2021 partially offset by the reinstatement of sequestration at 2%)
- Cost per day up $0.62 (+0.7% primarily due to planned wage increases, wage inflation and sign-on/retention bonuses partially offset by reductions in staffing)
- ADC +0.7%; +0.5% sequentially

1. *The financial results for the three-month periods ended September 30, 2021 and September 30, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Average Medicare revenue per completed episode reflects the suspension of sequestration for the period May 1, 2020 – March 31, 2022 and the reinstatement of sequestration at 2% on July 1, 2022.*

6

7 $ in Millions 3Q21 4Q21 1Q22 2Q22 3Q22 Home Health Segment - Total 82.4 84.7 83.2 87.8 86.9 % of HH Revenue 24.3% 25.1% 24.8% 25.2% 25.7% Hospice Segment - Total 49.5 54.0 51.3 50.8 48.6 % of HSP Revenue 25.1% 26.4% 26.6% 25.6% 24.4% Personal Care Segment - Total 2.6 2.4 2.2 2.3 2.3 % of PC Revenue 16.5% 15.7% 15.8% 15.2% 14.0% High Acuity Care Segment - Total 3.8 6.2 7.1 8.8 8.8 % of HAC Revenue 255.2% 305.7% 256.9% 199.8% 160.7% Total Corporate Expenses 37.7 36.1 35.6 32.7 35.5 % of Total Revenue 6.8% 6.5% 6.5% 5.8% 6.4% Total 176.0 183.4 179.4 182.4 182.1 % of Total Revenue 31.8% 32.8% 32.9% 32.2% 32.6% General & Administrative Expenses – Adjusted (1,2) Notes: • Year over year total G&A as a percentage of revenue increased 80 basis points ($6 million); $3 million decrease excluding Contessa ($5 million) and home health acquisitions ($4 million) (G&A as a % of revenue excluding Contessa and home health acquisitions = 31.2%) • Decrease due to reductions in incentive compensation accruals and higher gains on the sale of fleet vehicles partially offset by raises and higher consulting and information technology fees • Total G&A decreased $1 million sequentially excluding our home health acquisitions 1. The financial results for the three-month periods ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Adjusted G&A expenses do not include depreciation and amortization. Impacted by acquisitions, raises and the addition of resources to support growth 31.8% 32.8% 32.9% 32.2% 32.6% 31.1% 31.7% 31.6% 30.7% 31.3% 28.0% 30.0% 32.0% 34.0% 3Q21 4Q21 1Q22 2Q22 3Q22 Total G&A as a Percent of Revenue G&A as a Percent of Revenue Ex-Contessa 3Q21 4Q21 1Q22 2Q22 3Q22 Salary and Benefits 22.1 21.7 23.8 23.3 22.1 Other 12.8 10.4 10.2 6.7 12.2 Corp. G&A Subtotal 34.9 32.1 34.0 30.1 34.3 Non-cash comp 2.8 4.0 1.6 2.6 1.2 Adjusted Corporate G&A 37.7 36.1 35.6 32.7 35.5

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

YOY Total CPV impacted by labor cost pressures and lower visits

Components	3Q'21	2Q'22	3Q'22	YoY Variance	Detail	Initiatives
Salaries	$67.58	$69.81	$72.08	$4.50	YoY increase due to visit mix, planned wage increases, wage inflation and an increase in salaried employees Sequential variance due to raises and one additional holiday	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$4.96	$4.68	$5.21	$0.25	YoY and sequential variance due to an increase in contractor rates partially offset by lower utilization of contract staff	Focused efforts on filling positions with full-time clinicians
Benefits	$13.16	$13.50	$14.35	$1.19	YoY and Sequential variances due to higher payroll taxes on the salary increases/bonuses described above and an increase in health insurance costs due to the seasonality of claims	Focus on cost containment and spend optimization with specific focus on high-cost claims
Transportation & Supplies	$7.28	$7.50	$7.79	$0.51	YoY variance due to higher fleet fuel costs and rate increases for freight and certain supplies	
***Visiting Clinician CPV**	**$92.98**	**$95.49**	**$99.43**	**$6.45**		
Clinical Managers	$9.85	$10.67	$11.33	$1.48	Fixed cost associated with non-visiting clinicians YoY increase driven by additional staff, planned wage increases and impact of fixed costs on lower visit volumes	Unit cost reduced as volume increases
Total CPV	$102.83	$106.16	$110.76	$7.93		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$92.98
$95.49
$99.43
3Q21
2Q22
3Q22
Salaries
Contractors
Benefits
Transportation

8

9 Driving Top Line Growth Home Health total volume impacted by lower episodic volumes. Hospice average daily census continued to improve; however, admission growth fell short of expectations due to higher turnover of our tenured business development reps. Personal Care billable hours lagging due to prolonged COVID-19 impacts (lower utilization and staffing challenges). 1% 2% 0% -2% 1% 1% 2% 2% 0% 5% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 50,000 100,000 150,000 3Q21 4Q21 1Q22 2Q22 3Q22 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth Personal Care Total Hours / Quarter 0 200,000 400,000 600,000 3Q21 4Q21 1Q22 2Q22 3Q22 Billable Hours -5% -4% -3% 0% 1% 1% -1% 2% 6% -3% -6.0% -3.0% 0.0% 3.0% 6.0% 12,000 12,500 13,000 13,500 14,000 3Q21 4Q21 1Q22 2Q22 3Q22 ADC Admits SS ADC Growth SS Admit Growth

10 3.00 3.50 4.00 4.50 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor Industry Leading Quality Scores Metric Apr 22 Release Jul 22 Release Oct 22 Preview Jan 23 Preview Quality of Patient Care 4.38 4.46 4.49 4.49 Entities at 4+ Stars 97% 99% 100% 99% Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Jan 2023 HHC Preview with 99% of our providers (representing 99% of care centers) at 4+ Stars and 80% of our providers (representing 83% of care centers) at 4.5+ Stars. •31 Amedisys providers (representing 49 care centers) rated at 5 Stars. Notes: (1) CMS did not provide QPC Star and HH-CAHPS performance releases in 2021 due to COVID-19 PHE. (2) Jan 2023 QPC Star Preview performance period = Apr 2021 – Mar 2022 (Jul 2020 - Jun 2021 for ACH). (3) Oct 2022 HH-CAHPS Preview performance period = Apr 2021 – Mar 2022 (4) QPC Star and HH-CAHPS Results for Amedisys Legacy providers only. CMS Blind Period Metric OCT 20 Release JAN 22 Release APR 22 Release JUL 22 Release Patient Satisfaction Star 4.28 3.61 3.73 3.92 Performance Over Industry +7% +3% +3% +5% 3.00 3.50 4.00 4.50 PS Industry Performance Amedisys PS Score PS Industry Avg PS Top Competitor CMS Blind Period

11 Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Notes: Included in the above analysis are only active providers.

12 Debt and Liquidity Metrics Net leverage ~1.6x 1. Net debt defined as total debt outstanding ($459.8M) less cash ($31.5M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($267.0M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Revolver 18.5 Outstanding Term Loan 438.7 Promissory Notes 0.2 Finance Leases 2.4 Total Debt Outstanding 459.8 Less: Deferred Debt Issuance Costs (3.8) Total Debt - Balance Sheet 456.0 Total Debt Outstanding 459.8 Less Cash (31.5) Net Debt (1) 428.3 Leverage Ratio (net) (2) 1.6 Term Loan 450.0 Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver (18.5) Letters of Credit (27.8) Available Revolver 503.7 Plus Cash 31.5 Total Liquidity (3) 535.2 As of: 9/30/22 Credit Facility Outstanding Debt As of: 9/30/22

13 Cash Flow Statement Highlights (1) Q3 cash flow statement reflects repayment related to ZPIC audit ($34M). The second half of the COVID-19 relief payroll tax deferral ($27M) is due in December 2022. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 3Q21 4Q21 1Q22 2Q22 3Q22 GAAP Net Income 45.2 34.0 31 .7 29.0 25.4 Changes in working capital (7 .0) (27 .1 ) (5.4) 1 3 .6 (67 .3) Depreciation and amortization 7 .5 9.1 8.0 6.2 5.5 Non-cash compensation 4.4 5.9 7 .3 5.1 3 .5 Deferred income taxes 1 2.0 9.9 3 .2 2 .8 1 3 .0 Other (0.3) (26.6) 3 .8 0.7 6.3 Cash flow from operations 61.8 5.2 48.6 57.4 (13.6) Capital expenditures - routine (2.2) (0.7) (0.9) (1 .5) (1 .5) Required debt repay ments (0.5) (3 .3) (3 .8) (3.2) (3 .2) Free cash flow 59.1 1.2 43.9 52.7 (18.3) Capital Deployment Acquisitions (262.4) (5.1) - (7 3.3) 1 .4 Share Repurchases (1 0.8) (1 5.0) - (1 7 .4) - Total (273.2) (20.1) - (90.7) 1.4

14 Income Statement Adjustments (1) 1. The financial results for the three-month periods ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2022 Contingency accrual relates to a ZPIC audit stemming from a 2015 acquisition. Investment impairment relates to the wind-down of a High Acuity Care joint venture. Company-wide centralization and reorganization initiatives commenced during Q3’22. $000s Income Statement Line Item 3Q21 4Q21 1Q22 2Q22 3Q22 Revenue Contingency accrual Net Serv ice Rev enue -$ -$ -$ 8,37 4$ 931$ Other Operating Income CARES Act funds Other Operating Income 4 - - - - Cost of Service Centralization and reorganization costs Cost of Serv ice, Excluding Depreciation & Amortization - - - 1 95 1 ,1 54 COVID-1 9 costs Cost of Serv ice, Excluding Depreciation & Amortization 3,51 3 4,323 3,7 33 1 ,803 1 ,7 01 Integration costs Cost of Serv ice, Excluding Depreciation & Amortization - - - 1 ,401 31 1 Fuel supplement Cost of Serv ice, Excluding Depreciation & Amortization - - 337 1 ,01 6 1 ,962 G&A Acquisition and integration costs G&A, Salaries and benefits 1 ,07 1 41 9 31 6 1 ,67 4 1 ,025 Centralization and reorganization costs G&A, Salaries and benefits - - - 81 0 1 ,386 COVID-1 9 costs G&A, Salaries and benefits 60 9 24 1 2 - Executiv e Board of Directors transition award G&A, Salaries and benefits - - 3 ,500 - - Fuel supplement G&A, Salaries and benefits - - - - 21 8 Acquisition and integration costs G&A, Other 1 ,686 891 1 ,062 3,649 2,1 29 Legal fees - non-routine G&A, Other - - 51 1 90 - COVID-1 9 costs G&A, Other 1 39 1 31 1 29 7 2 1 59 Centralization and reorganization costs G&A, Other - - - 59 1 ,290 Legal settlement G&A, Other - - - (1 ,058) - Other Items Inv estment impairment Inv estment impairment - - - - 3 ,009 Interest component of certain items Interest Expense 451 451 - 4,652 (207) Other (income) expense, net Total Other (Expense) Income, Net (66) 1 88 2 ,298 7 60 7 93 Total 6,858$ 6,412$ 11,450$ 23,609$ 15,861$ EPS Impact 0.17$ 0.15$ 0.26$ 0.56$ 0.36$ EBITDA Impact 6,407$ 5,961$ 11,450$ 18,957$ 16,068$

15 2022 Guidance

Amedisys 2022 Updated Guidance

Revenue, EBITDA and EPS

($M except for EPS)	Guidance Post Q2	Updated Guidance
Adjusted Revenue	**$2,290 - $2,310**	**$2,224 - $2,230**
Adjusted EBITDA	**$275 - $285**	**$253 - $258**
Adjusted EPS	**$5.23 - $5.45**	**$4.82 - $4.93**

Guidance Disclaimer

COVID-19 has impacted the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in its disruptions to the healthcare systems and the economy. Any future regulations or government interventions, extension of the public health emergency, spike in clinicians and business development staff on quarantine, staffing shortages, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

16

17 Environmental, Social, Governance (E.S.G.) Considerations

18 Environmental, Social, Governance (E.S.G.) Considerations Sustainable, high-quality, patient focused, home-based care model Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.49 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice, personal care and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations